UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2026

Tidewater Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) filed by Tidewater Inc. (the “Company”) with the Securities and Exchange Commission on August 31, 2026, reporting that the Company completed its acquisition of Wilson, Sons Ultratug Participações S.A. (now known as Tidewater Offshore do Brasil S.A., “WSUT”) and Atlantic Offshore Services S.A. (“AOS” and together with WSUT, the “Wilson Companies”) on August 31, 2026. The Company is filing this Amendment solely to amend and supplement the Original 8-K to provide certain financial information required by Item 9.01 of Form 8-K, which is permitted to be filed by amendment no later than 71 days after the due date of the Original 8-K. Except as set forth herein, no other amendments to the Original 8-K are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of WSUT and AOS for the year ended December 31, 2025 and the unaudited condensed consolidated financial statements for the six months ended June 30, 2026, as well as the accompanying notes thereto, are attached as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company for the year ended December 31, 2025 and for the six months ended June 30, 2026 giving effect to the acquisition of the Wilson Companies is attached as Exhibit 99.5 to this Amendment and is incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Ernst & Young Auditores Independentes S/S Ltda. (Wilson, Sons Ultratug Participações S.A.)
23.2	Consent of Ernst & Young Auditores Independentes S/S Ltda. (Atlantic Offshore Services S.A.)
99.1	Audited consolidated financial statements of Wilson, Sons Ultratug Participações S.A. for the year ended December 31, 2025.
99.2	Audited consolidated financial statements of Atlantic Offshore Services S.A. for the year ended December 31, 2025.
99.3	Unaudited interim condensed consolidated financial statements of Wilson, Sons Ultratug Participações S.A. for the six months ended June 30, 2026.
99.4	Unaudited interim condensed consolidated financial statements of Atlantic Offshore Services S.A. for the six months ended June 30, 2026.
99.5	Unaudited pro forma combined financial information for the Company for the year ended December 31, 2025 and for the six months ended June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.
Dated: November 9, 2026

	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, Chief Legal Officer and Corporate Secretary